Restructuring Charges	3 Months Ended
Mar. 31, 2022
Restructuring Charges [Abstract]
Restructuring Charges
11.	Restructuring Charges

During the fourth quarter of 2021, the Company undertook a detailed strategic review of its programs and operations. On December 13, 2021, the Company announced its intention to reduce expenses and extend its existing cash runway through a prioritization of its programs and an approximately 25% reduction in workforce.

The Company accrued $2.4 million of charges relating to one-time employee termination benefits resulting from the workforce reduction in the fourth quarter of 2021, which were recognized as operating expenses.

The liabilities recorded in connection with the restructuring charges are summarized as follows (in thousands):

Three Months Ended March 31, 2022
Accrued restructuring charges at beginning of period	$2,362
Severance payments	(2,374)
Additional restructuring charges	11
Accrued restructuring charges at end of period	$—